NATIONWIDE VARIABLE INSURANCE TRUST

NVIT American Funds Growth Fund

NVIT American Funds Global Growth Fund

NVIT American Funds Growth-Income Fund

NVIT American Funds Asset Allocation Fund

NVIT American Funds Bond Fund

Supplement dated September 22, 2025

to the Statement of Additional Information (“SAI”) dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the information under the headings “Description of Portfolio Instruments and Investment Policies – Forward Commitments” and “When-Issued Securities and Delayed-Delivery Transactions” on pages 19 and 37 of the SAI, respectively, is deleted in its entirety and replaced with the following:

Forward Commitments, When Issued and Delayed Delivery Transactions

The Funds may enter into commitments to purchase or sell securities at a future date. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement, and when a Fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.

The Funds may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. When rolling the sale of these types of transactions, a Fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.

When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. The Fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. The Fund could suffer a loss if the contracting party fails to perform the future transaction and a Fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to a Fund’s portfolio turnover rate.

With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards. The Fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, a Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a Fund’s portfolio securities decline while a Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, a Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, a Fund may sell such securities.

When a Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), a Fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent a Fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, a Fund would not participate in future gains or losses with respect to the security if a Fund holds such security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.

Under the SEC’s rule applicable to a Fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the Fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE